SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: July 23, 1998


                     BOULDER CAPITAL OPPORTUNITIES III, INC.
             (Exact name of registrant as specified in its charter)



COLORADO                            0-22273                  84-1383888
(State or other                     (Commission              (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)

NEW ADDRESS:

15662 COMMERCE LANE, HUNTINGTON BEACH, CA                              92649
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:(714) 895-0944

Item 1.  CHANGES IN CONTROL OF REGISTRANT

                  None.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  None.

Item 3.  BANKRUPTCY OR RECEIVERSHIP

                  None.

Item 4.  CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

                  None.

Item 5.  OTHER EVENTS

                  None.

Item 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

                  None.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS & EXHIBITS

         a. Financial Statements - Pro Forma Combined Financial Statements of Boulder Capital Opportunities III, Inc. as of December 31, 1997 (when combined with Sonic Jet Performance, LLC Financial Statements as of December 31, 1997).

         b.       Exhibits - None.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 23, 1998                    Boulder Capital Opportunities III, Inc.


                                       By:/s/Alex Mardikian
                                          Vice-President

                     BOULDER CAPITAL OPPORTUNITIES III, INC.
                          (A Development Stage Company)

                 PRO FORMA BALANCE SHEET AS OF DECEMBER 31, 1997

                                     ASSETS

Current Assets
         Cash                                   $        663,940
         Accounts Receivable                             172,639
         Inventories                                   1,789,866
         Related Party Receivable                         37,766
                                                 ---------------
                  Total Current Assets                        $        2,664,211

Property, Plant & Equipment
         Property, Plant & Equipment, net                              2,685,233

Other Assets
         Investment in joint venture            $        840,130
         Organization costs, net                           1,390
         Deposits                                          1,200
                                                     --------------
                  Total Other Assets                                     842,720
                                                                 ---------------
TOTAL ASSETS                                                  $        6,192,164
                                                               =================

                      LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities
         Accounts Payable                       $        120,555
         Accrued Interest Payable                         27,667
         Other Payables                                   91,074
                                                 ---------------
                  Total Current Liabilities                     $        239,296

Long Term Liabilities
         Related Party Payable                                           600,000
                                                                 ---------------

                  TOTAL LIABILITIES                             $        839,296

Stockholder's Equity Preferred stock,
         no par value 10,000,000 shares authorized,
         none issued and outstanding
         Common  stock, no par value
         100,000,000 shares authorized,
         6,010,000 issued and outstanding                              5,775,259
         Accumulated (Deficit)                                         (422,391)
                                                                 ---------------

                  TOTAL STOCKHOLDER'S EQUITY                           5,352,868

TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                    $        6,192,164
                                                              ==================

                     BOULDER CAPITAL OPPORTUNITIES III, INC.
                          (A Development Stage Company)

                           PRO FORMA INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1997

     Revenue
         Sales                                                  $        238,083

Cost of Sales                                                             88,166
                                                                 ---------------

Gross Profit on Sales                                                    149,917

Expenses
         Rent                                   $        31,815
         General & Administrative                       182,987
         Research & Development                         175,980
         Depreciation                                    95,587
                                                ---------------
                  Total Expenses                                         486,369

Other Income and (Expenses)
         Interest Income                         $        9,036
         Interest Expense                               (36,946)
         Loss from joint venture                        (52,702)
         Income Taxes                                      (800)
                                                 --------------
                  Total Other Income and (Expenses)                     (81,412)
                                                                 --------------
NET INCOME (LOSS)                                             $        (417,864)
                                                              ==================

Per Share                                                                 (0.07)

Weighted Average Shares Outstanding                                    6,010,000

                     BOULDER CAPITAL OPPORTUNITIES III, INC.
                          (A Development Stage Company)

                        Pro Forma Statement of Cash Flow

                      For the Year Ended December 31, 1997

Cash flows from operating activities:
         Net Loss                                              $       (417,864)
         Adjustments to reconcile net loss to net cash
         provided by operating activities
                  Depreciation and amortization                           95,587
                  Changes in assets and liabilities
                           Increase in accounts receivable             (172,639)
                           Increase in inventory                       (309,557)
                           Increase in related party receivable         (28,666)
                           Increase in other assets                      (1,200)
                           Increase in accounts payable                   39,194
                           Increase in accrued interest                   15,439
                           Increase in other payables                     44,080
                                                                  --------------

                  Net Cash used in operating activities                (735,626)


Cash flows used in investing activities:
                  Purchase of property, plant  and equipment            (16,071)
                  Investment in joint venture                          (137,425)
                                                               ----------------
                  Net cash used in investing activities                (153,496)

Cash flows from financing activities:
                  Proceeds from related party debt                       600,000
                  Payment of related party payables                    (550,691)
                  Investment by stockholders                           1,500,000
                                                               -----------------

                  Net cash provided by financing activities            1,549,309

Net increase in cash                                                     660,187

Cash at beginning of year                                                  3,753

Cash at end of year                                                $     663,940
                                                                 ===============

                     BOULDER CAPITAL OPPORTUNITIES III, INC.
                          (A Development Stage Company)

             PRO FORMA STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY

                        For the Period from November 27,
                            1996 (date of inception)
                            through December 31, 1997


                  Preferred    Stock    Common      Stock   Accumulated
                  No./shares   Amount   No./shares  Amount  (Deficit)      Total
               -----------------------------------------------------------------

Balance at
November 27, 1996        --     --           --         --        --          --

Common stock issued
for services, at
inception, at $.0025
per share                --     --      710,000      1,775        --       1,775

Common stock issued
for cash at $.0025
per share                --     --      100,000        250        --         250

Common stock issued
for cash at $.04 per
share                    --     --      200,000      8,000        --       8,000

Net loss for the period
ended December 31, 1996  --     --           --         --    (4,527)    (4,527)
                    ------------------------------------------------------------

Balance at December 31,
1996                     --     --    1,010,000     10,025    (4,527)      5,498

Common stock issued for
acquisition of Sonic Jet
Performance LLC          --     --    5,000,000  5,765,234  (412,777)  5,352,457

Net loss - year ended
December 31, 1997        --     --           --         --  (417,864)  (417,864)
                    ------------------------------------------------------------

Balance at December 31,
1997                     --     --    6,010,000  5,775,259  (835,168)  4,940,091
                    ============================================================